FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) January 10, 2005
                                                         ----------------

                              Rub A Dub Soap, Inc.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                   000-032103                      84-1609495
---------------               ----------              --------------------------
(State or other              (Commission              (IRS Employer File Number)
jurisdiction of               File No.)
incorporation)


                13279 West Ohio Avenue, Lakewood, Colorado 80228
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (303) 949-5834
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Rub A Dub Soap, Inc.


Item 4.01
Changes in Registrant's Certifying Accountant
---------------------------------------------

On January 10, 2005, our Board of Directors voted to change our Certifying Accountants from Comiskey & Company, P.C. to Cordovano and Honeck, P.C. The firm of Comiskey & Company, P.C. were dismissed as of January 10, 2005. As of that date, Cordovano and Honeck, P.C. formally accepted us as a client for the fiscal 2005 audit. Comiskey & Company, P.C. has rendered opinions on our audits since our inception in 2001, including for our fiscal 2004 audit. The change in Certifying Accountants was made so that we could utilize the specific accounting experience and expertise of Cordovano and Honeck, P.C.

There were no disagreements between us and Comiskey & Company, P.C. with respect to our accounting principals or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of Comiskey & Company, P.C. since inception did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. We have authorized Comiskey & Company, P.C. to respond fully to inquiries of Cordovano and Honeck, P.C. concerning our financial statements.


Item 9.01
Financial Statements and Exhibits
---------------------------------

Exhibit 16.1   Comiskey & Company, P.C.letter





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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                   Rub A Dub Soap, Inc.
                                                   --------------------



Dated: January 10, 2005                            By:  /s/ Lisa R. Powell
                                                      -------------------------
                                                      Lisa R. Powell, President